EXHIBIT 99
                            COLLATERAL TERM SHEETS



                                                             AUGUST 4, 2003



                          $787,574,000 (APPROXIMATE)
                        GSR MORTGAGE LOAN TRUST 2003-8
                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-8

OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------


     -------------------------------------------------------------------------------------------
                                                 INITIAL
                                       EXPECTED   PASS-    ESTIMATED   PRINCIPAL
                      APPROXIMATE       CREDIT   THROUGH   AVG. LIFE    PAYMENT     MOODY'S/S&P
     CERTIFICATES  PRINCIPAL BALANCE    SUPPORT   RATE(1)  (YRS) (2)   WINDOW (3)   RATINGS (4)
     -------------------------------------------------------------------------------------------
     A1                 $771,364,000     2.45%     [  ]       3.70     09/03-01/13     Aaa/AAA
     B1                  $10,674,000     1.10%     [  ]       6.17     09/03-01/13       AA
     B2                   $3,163,000     0.70%     [  ]       6.17     09/03-01/13        A
     B3                   $2,373,000     0.40%     [  ]       6.17     09/03-01/13       BBB
     -------------------------------------------------------------------------------------------
       TOTAL            $787,574,000
     -------------------------------------------------------------------------------------------

   (1) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.

   (2) Assuming payment based on a pricing speed of 20% CPR to the earlier of the Bond Reset Date or the 10% Optional Call for the Class A1 Certificates. Assumes payment based on a pricing speed of 20% CPR to the 10% Optional Call for the Subordinate Certificates.

   (3) The Stated Final Maturity for the Certificates is the Distribution Date occurring in August 2033.

   (4) The Class A1 Certificates are expected to be rated by Moody's and S&P. The Subordinate Certificates are expected to be rated by S&P.


SELECTED MORTGAGE DATA
----------------------

                     ------------------------------------------  ------------
                                                                    TOTAL
                     ------------------------------------------  ------------
                     SCHEDULED PRINCIPAL BALANCE:                $790,737,171
                     NUMBER OF MORTGAGE LOANS:                          1,490
                     AVERAGE SCHEDULED PRINCIPAL BALANCE:            $530,696
                     WEIGHTED AVERAGE GROSS COUPON:                      5.17%
                     WEIGHTED AVERAGE NET COUPON:                        4.79%
                     WEIGHTED AVERAGE STATED REMAINING TERM:              358
                     WEIGHTED AVERAGE SEASONING:                            2
                     WEIGHTED AVERAGE MONTHS TO ROLL:                     118
                     WEIGHTED AVERAGE AMORTIZED CURRENT LTV RATIO:       62.9%
                     WEIGHTED AVERAGE GROSS MARGIN:                      2.75%
                     WEIGHTED AVERAGE NET MARGIN:                        2.37%
                     WEIGHTED AVERAGE INITIAL RATE CAP:                  5.00%
                     WEIGHTED AVERAGE PERIODIC RATE CAP:                 2.00%
                     WEIGHTED AVERAGE LIFE CAP:                          5.00%
                     WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:      10.17%
                     WEIGHTED AVERAGE FICO SCORE:                         740
                     SERVICER:                                    Wells Fargo
                     ------------------------------------------   -----------

FEATURES OF THE TRANSACTION
---------------------------

+ Collateral consists of 10/1 hybrid adjustable rate, first lien, 1-4 family, residential mortgage loans (the "Mortgage Loans") originated or purchased by Wells Fargo Home Mortgage, Inc. ("Wells Fargo").
+        The Mortgage Loans will be serviced by Wells Fargo.
+ Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A1 Certificates is 2.45% in the form of subordination.
+ Less than 1.0% of the Mortgage Loans are expected to be more than 30 days delinquent as of the Cut Off Date.
+ The transaction will be modeled on Intex as "GSR03008" and on Bloomberg as "GSR 03-8".
+ The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.

__________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


TIME TABLE
----------

EXPECTED SETTLEMENT:               August 29, 2003
CUT-OFF DATE:                      August 1, 2003
PRICING DATE:                      On or before August 23, 2003
FIRST DISTRIBUTION DATE:           September 25, 2003

KEY TERMS
---------

DEPOSITOR:                        GS Mortgage Securities Corp.
SERVICER:                         Wells Fargo Home Mortgage, Inc.
TRUSTEE:                          JPMorgan Chase Bank
CUSTODIAN:                        JPMorgan Chase Bank
SERVICING FEE:                    37.5 bps
TRUSTEE FEE:                      0.25 bps
DISTRIBUTION DATE:                25th day of the month or the following Business Day
RECORD DATE:                      For any Distribution Date and class of Certificates, the
                                  last business day of the Interest Accrual period for such
                                  Certificates
DELAY DAYS:                       24 day delay on all Classes of Certificates
PREPAYMENT ASSUMPTION:            20% CPR
INTEREST ACCRUAL:                 On a 30/360 basis; for all classes of Certificates the
                                  accrual period is the calendar month preceding the month of each Distribution Date
SERVICER ADVANCING:               Yes as to principal and interest, subject to recoverability
COMPENSATING INTEREST:            Yes, to the extent of the aggregate monthly servicing fee
OPTIONAL CALL:                    The Certificates will have a 10% optional termination
                                  provision
RATING AGENCIES:                  The Class A1 Certificates are will be rated by Moody's and
                                  S&P.  The Subordinate Certificates will be rated by S&P
MINIMUM DENOMINATION:             Class A1 Certificates--$25,000
                                  Class B1, Class B2 and Class B3 Certificates--$250,000
LEGAL INVESTMENT:                 All of the offered Certificates, other than the Class B2 and
                                  Class B3 Certificates, are expected to be SMMEA eligible at settlement
ERISA ELIGIBLE:                   Underwriter's exemption is expected to apply to all Offered
                                  Certificates, however, prospective purchasers should consult their own counsel
TAX TREATMENT:                    All offered Certificates represent REMIC regular interests


_______________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

STRUCTURE OF THE CERTIFICATES
-----------------------------

+ Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1 Certificates. In addition, for the first five years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A1 Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Class A1 Certificates and thereby increase the amount of subordination to the Class A1 Certificates. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If, within the first 36 months, the credit support to the Class A1 Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds, subject to certain loss and delinquency criteria. If, after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

PRIORITY OF PAYMENTS
--------------------

         Beginning in September 2003, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or to the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

         (a) unless a Credit Support Depletion Date shall have occurred, the available distribution amount will be distributed:

                  (i) first, pro rata to the Class A1 and Residual Certificates, Accrued Certificate Interest thereon;

                  (ii) second, as principal to the Residual Certificates pro rata in proportion to their outstanding certificate balances until the initial certificate balances thereof have been reduced to zero; and

                  (iii) third, to the Class A1 Certificates, as principal, the senior principal distribution amount, until the certificate balances thereof have been reduced to zero;

         (b) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

                  (i) to the Class B1 Certificates, Accrued Certificate Interest thereon;

                  (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;

                  (iii) to the Class B2 Certificates, Accrued Certificate Interest thereon;

                  (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

                  (v) to the Class B3 Certificates, Accrued Certificate Interest thereon;

                  (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

                  (vii) to the Class B4, Class B5 and Class B6 Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

                  (viii) to each class of the certificates in order of seniority, the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (b)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

                  (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full, to the Residual Certificates pro rata.

_______________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

         A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specifed date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of the principal and interest certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.

COUPONS OF THE CERTIFICATES
---------------------------

The initial Class A1 Pass-Through Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class A1 Pass-Through Rate will equal the Net WAC.

The initial Class B Pass-Through Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class B Pass-Through Rate will equal the weighted average of the net rates of the Mortgage Loans supporting the Class B Certificates.

The "Net Rate" for each Mortgage Loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee. The "Net WAC" is the weighted average Net Rate of all of the Mortgage Loans.


_______________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

SELECTED MORTGAGE LOAN DATA:
---------------------------

                      THE MORTGAGE LOANS (ALL COLLATERAL)

         Scheduled Principal Balance:                           $790,737,171
         Number of Mortgage Loans:                                     1,490
         Average Scheduled Principal Balance:                       $530,696
         Weighted Average Gross Coupon:                                5.17%
         Weighted Average Net Coupon:                                  4.79%
         Weighted Average Stated Remaining Term:                         358
         Weighted Average Seasoning:                                       2
         Weighted Average Months to Roll:                                118
         Weighted Average Amortized Current LTV Ratio:                  62.9%
         Weighted Average Gross Margin:                                 2.75%
         Weighted Average Net Margin:                                   2.37%
         Weighted Average Initial Rate Cap:                             5.00%
         Weighted Average Periodic Rate Cap:                            2.00%
         Weighted Average Life Cap:                                     5.00%
         Weighted Average Gross Maximum Lifetime Rate:                 10.17%
         Weighted Average FICO Score:                                    740
         Originator:                                             Wells Fargo


                         DISTRIBUTION BY SCHEDULED PRINCIPAL BALANCE

       SCHEDULED                NUMBER OF              TOTAL DOLLAR        SCHEDULED PRINCIPAL
   PRINCIPAL BALANCE        MORTGAGE LOANS (#)          AMOUNT ($)             BALANCE (%)
   -----------------        ------------------         ------------        -------------------
Below $350,000                     133                $ 40,249,860               5.1%
$350,001 - $450,000                489                 195,927,864              24.8
$450,001 - $550,000                342                 170,012,482              21.5
$550,001 - $650,000                269                 161,896,826              20.5
$650,001 - $750,000                 62                  44,268,415               5.6
$750,001 - $1,000,000              192                 174,193,010              22.0
$1,000,001 - $1,250,000              1                   1,194,745               0.2
$1,250,001 - $1,500,000              2                   2,993,970               0.4
------------------------  ---------------------   ----------------------  ----------------------
Total                            1,490                $790,737,171             100.0%
========================  =====================   ======================  ======================
Column totals may not add to 100.0% due to rounding


                                 DISTRIBUTION BY GROSS COUPON

                                NUMBER OF              TOTAL DOLLAR        SCHEDULED PRINCIPAL
      GROSS COUPON          MORTGAGE LOANS (#)          AMOUNT ($)             BALANCE (%)
   -----------------        ------------------         ------------        -------------------
Below 4%                             2                $    798,821               0.1%
4.00 - 4.49%                        21                  12,443,620               1.6
4.50 - 4.99%                       267                 146,338,572              18.5
5.00 - 5.49%                       921                 488,234,093              61.7
5.50 - 5.74%                       221                 113,070,776              14.3
5.75 - 5.99%                        56                  28,317,642               3.6
6.00 - 6.49%                         2                   1,533,646               0.2
------------------------  ---------------------   ----------------------  ----------------------
Total                            1,490                $790,737,171             100.0%
========================  =====================   ======================  ======================
Column totals may not add to 100.0% due to rounding

_______________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                    DISTRIBUTION BY AMORTIZED CURRENT LOAN-TO-VALUE RATIOS

   AMORTIZED CURRENT            NUMBER OF              TOTAL DOLLAR        SCHEDULED PRINCIPAL
  LOAN-TO-VALUE RATIO       MORTGAGE LOANS (#)          AMOUNT ($)             BALANCE (%)
   -----------------        ------------------         ------------        -------------------
Below 40.00%                       119                $67,729,050                8.6%
40 - 49.99%                        154                 83,927,328               10.6
50 - 59.99%                        231                129,156,996               16.3
60 - 69.99%                        428                237,892,512               30.1
70 - 79.99%                        497                242,728,670               30.7
60 - 84.99%                         56                 26,810,227                3.4
85 - 89.99%                          3                  1,609,591                0.2
90 - 100.00%                         2                    882,797                0.1
------------------------  ---------------------   ----------------------  ----------------------
Total                            1,490               $790,737,171              100.0%
========================  =====================   ======================  ======================
Column totals may not add to 100.0% due to rounding



                          DISTRIBUTION BY PRIMARY MORTGAGE INSURANCE

PRIMARY MORTGAGE INSURANCE           NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
("PMI")                         MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
--------------------------      ------------------       ------------      -------------------
Amortized CLTV < 80%                 1,484              $787,867,905               99.6%
Amortized CLTV > 80% With PMI            6                 2,869,266                0.4
-----------------------------  --------------------    -------------      ----------------------
Total                                1,490              $790,737,171              100.0%
=============================  ====================    =============      ======================
Column totals may not add to 100.0% due to rounding



                     DISTRIBUTION BY STATED REMAINING MONTHS TO MATURITY

STATED REMAINING                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
TERM (SCHEDULED)                MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
--------------------------      ------------------       ------------      -------------------
Less than 301 Months                     4               $1,735,429                 0.2%
349 - 360 Months                     1,486              789,001,741                99.8
-----------------------------  --------------------   -----------------   ----------------------
Total                                1,490             $790,737,171               100.0%
=============================  ====================   =================   ======================

Column totals may not add to 100.0% due to rounding



                                    DISTRIBUTION BY INDEX

                                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
INDEX                           MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
--------------------------      ------------------       ------------      -------------------
1 Year CMT                             1,490             $790,737,171             100.0%
--------------------------     -------------------       ------------      --------------------
Total                                  1,490             $790,737,171             100.0%
==========================     ===================       ============      ====================

Column totals may not add to 100.0% due to rounding


_______________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                 DISTRIBUTION BY MONTHS TO ROLL

                                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
MONTHS TO ROLL                  MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
----------------------------    ------------------      ---------------    -------------------
109 to 114 Months                         11            $  6,788,162                0.9%
115 to 120 Months                      1,479             783,949,009               99.1
-----------------------------  ---------------------  ------------------  ----------------------
Total                                  1,490            $790,737,171              100.0%
=============================  =====================  ==================  ======================

Column totals may not add to 100.0% due to rounding



                                 DISTRIBUTION BY GROSS MARGIN

                                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
GROSS MARGIN                    MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
-----------------------------  ---------------------  ------------------  ----------------------
2.75%                                  1,490             $790,737,171             100.0%
-----------------------------  ---------------------  ------------------  ----------------------
Total                                  1,490             $790,737,171             100.0%
=============================  =====================  ==================  ======================
Column totals may not add to 100.0% due to rounding


                               DISTRIBUTION BY INITIAL RATE CAP

                                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
INITIAL RATE CAP                MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
-----------------------------  ---------------------  ------------------  ----------------------
5.00%                                  1,490             $790,737,171             100.0%
-----------------------------  ---------------------  ------------------  ----------------------
Total                                  1,490             $790,737,171             100.0%
=============================  =====================  ==================  ======================
Column totals may not add to 100.0% due to rounding



                                  DISTRIBUTION BY FICO SCORE

                                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
FICO SCORE                      MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
-----------------------------  ---------------------  ------------------  ----------------------
761+                                    573            $301,300,445                38.1%
741 - 760                               253             133,402,179                16.9
721 - 740                               190             101,409,381                12.8
701 - 720                               182             100,869,478                12.8
681 - 700                               143              75,205,419                 9.5
661 - 680                                95              51,141,130                 6.5
641 - 660                                33              16,239,314                 2.1
621 - 640                                16               7,998,569                 1.0
581 - 620                                 3               1,198,263                 0.2
561 - 580                                 1                 778,248                 0.1
Unavailable                               1               1,194,745                 0.2
-----------------------------  ---------------------  ------------------  ----------------------
                                      1,490            $790,737,171               100.0%
=============================  =====================  ==================  ======================


Column totals may not add to 100.0% due to rounding

_____________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                DISTRIBUTION BY PROPERTY STATE

                                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
PROPERTY STATE                  MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
---------------------------     ------------------    ---------------      -------------------
California                             667             $361,974,050                45.8%
Illinois                                97               51,867,580                 6.6
Massachusetts                           78               41,522,080                 5.3
New Jersey                              65               32,055,471                 4.1
Virginia                                69               32,053,628                 4.1
New York                                55               32,843,105                 4.2
Maryland                                52               25,313,278                 3.2
Washington                              48               23,647,465                 3.0
Connecticut                             37               22,896,680                 2.9
Minnesota                               38               18,458,602                 2.3
All Other                              284              148,105,233                18.7
---------------------------     ------------------    ---------------      -------------------
Total                                1,490             $790,737,171               100.0%
===========================     ==================    ===============      ===================

Column totals may not add to 100.0% due to rounding
(1)  Each of the other states is less than 3.0% of the aggregate principal balance



                                DISTRIBUTION BY PROPERTY TYPE

                                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
PROPERTY TYPE                   MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
---------------------------     ------------------    ---------------      -------------------
Single Family                        1,352             $724,222,646                91.6%
Condominium                             79               34,907,368                 4.4
Hi-Rise Condominium                     24               15,151,744                 1.9
PUD                                     17                7,120,455                 0.9
2-4 Family                              10                5,058,649                 0.6
Co-op                                    8                4,276,310                 0.5
---------------------------     ------------------    ---------------      -------------------
Total                                1,490             $790,737,171               100.0%
===========================     ==================    ===============      ===================

Column totals may not add to 100.0% due to rounding



                                 DISTRIBUTION BY LOAN PURPOSE

                                     NUMBER OF          TOTAL DOLLAR       SCHEDULED PRINCIPAL
LOAN PURPOSE                    MORTGAGE LOANS (#)       AMOUNT ($)           BALANCE (%)
---------------------------     ------------------    ---------------      -------------------
Rate/Term Refi                         850             $457,669,361                57.9%
Purchase                               435              229,956,853                29.1
Cashout Refi                           205              103,110,957                13.0
---------------------------     ------------------    ---------------      -------------------
Total                                1,490             $790,737,171               100.0%
===========================     ==================    ===============      ===================
Column totals may not add to 100.0% due to rounding

_____________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                  DISTRIBUTION BY OCCUPANCY

                                   NUMBER OF             TOTAL DOLLAR      SCHEDULED PRINCIPAL
OCCUPANCY                       MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
-----------------------         ------------------      -------------      -------------------
Owner Occupied                       1,418               $753,940,465              95.3%
Second Home                             72                 36,796,705               4.7
-----------------------         ------------------      -------------      -------------------
Total                                1,490               $790,737,171             100.0%
=======================         ==================      =============      ===================
Column totals may not add to 100.0% due to rounding



                                  DISTRIBUTION BY SEASONING

                                    NUMBER OF            TOTAL DOLLAR      SCHEDULED PRINCIPAL
SEASONING (MONTHS)              MORTGAGE LOANS (#)         AMOUNT ($)           BALANCE (%)
-----------------------         ------------------       -------------     -------------------
0 - 3                                1,453               $769,618,892              97.3%
4 - 6                                   27                 14,757,261               1.9
7 - 12                                  10                  6,361,018               0.8
-----------------------         ------------------       -------------     -------------------
Total                                1,490               $790,737,171             100.0%
=======================         ==================       =============     ===================

Column totals may not add to 100.0% duo to rounding



                                DISTRIBUTION BY DOCUMENT STATUS

                                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
DOCUMENT STATUS                 MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
-----------------------         ------------------       -------------     -------------------
Full Doc                               815               $453,391,326              57.3%
Asset Only                             508                247,264,555              31.3
No Doc                                 129                 70,921,899               9.0
Income Only                             38                 19,159,391               2.4
-----------------------         ------------------       -------------     -------------------
Total                                1,490               $790,737,171             100.0%
=======================         ==================       =============     ===================


Column totals may not add to 100.0% due to rounding

_____________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                              DISTRIBUTION BY PROPERTY ZIP CODES

                                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
PROPERTY ZIP CODES              MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
------------------------        ------------------     ---------------     -------------------
92130                                   14             $  7,464,845                 0.9%
60521                                   11                7,233,088                 0.9
90210                                    9                6,478,423                 0.8
90049                                    8                6,271,876                 0.8
92660                                   12                6,111,810                 0.8
92679                                    9                5,530,502                 0.7
92037                                    7                5,025,957                 0.6
20878                                    9                4,695,947                 0.6
08226                                    8                4,298,839                 0.5
94549                                    7                4,201,028                 0.5
All Others                           1,396              733,424,856                92.8
------------------------        ------------------     ---------------     -------------------
Total                                1,490             $790,737,171               100.0%
========================        ==================     ===============     ===================

Column totals may not add to 100.0% due to rounding



                                 DISTRIBUTION BY DELINQUENCY

                                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
DELINQUENCY                     MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
------------------------        ------------------     ---------------     -------------------
Current                                1,490             $790,737,171             100.0%
------------------------        ------------------     ---------------     -------------------
Total                                  1,490             $790,737,171             100.0%
========================        ==================     ===============     ===================

Column totals may not add to 100.0% due to rounding


                             DISTRIBUTION BY FINAL MATURITY YEAR

                                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
FINAL MATURITY YEAR             MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
------------------------        ------------------     ---------------     -------------------
2023                                     3                $1,202,164                0.2%
2028                                     1                   533,266                0.1
2032                                     5                 2,953,268                0.4
2033                                 1,481               786,048,473               99.4
------------------------        ------------------     ---------------     -------------------
Total                                1,490              $790,737,171              100.0%
========================        ==================     ===============     ===================


Column totals may not add to 100.0% due to rounding



                              DISTRIBUTION BY FIRST PAYMENT YEAR

                                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
FIRST PAYMENT YEAR              MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
------------------------        ------------------     ---------------     -------------------
2002                                     2                  $854,445                0.1%
2003                                 1,488               789,882,726               99.9
------------------------        ------------------     ---------------     -------------------
Total                                1,490              $790,737,171              100.0%
========================        ==================     ===============     ===================

Column totals may not add to 100.0% due to rounding


_____________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                            DISTRIBUTION BY FIRST RATE CHANGE DATE

                                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
FIRST RATE CHANGE DATE          MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
------------------------        ------------------     ---------------     -------------------
10/1/2012                                1                  $540,554                0.1%
11/1/2012                                1                   313,891                0.0
12/1/2012                                3                 2,098,823                0.3
1/1/2013                                 5                 3,407,750                0.4
2/1/2013                                 1                   427,143                0.1
3/1/2013                                 3                 1,541,240                0.2
4/1/2013                                23                12,788,878                1.6
5/1/2013                               185                97,288,306               12.3
6/1/2013                               931               493,381,538               62.4
7/1/2013                               337               178,949,047               22.6
------------------------        ------------------     ---------------     -------------------
Total                                1,490              $790,737,171              100.0%
========================        ==================     ===============     ===================


Column totals may not add to 100.0% due to rounding



                                DISTRIBUTION BY ORIGINAL TERM

                                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
ORIGINAL TERM                   MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
------------------------        ------------------     ---------------     -------------------
Under 313                                4            $    1,735,429                0.2%
349 - 360                            1,486               789,001,741               99.8
------------------------        ------------------     ---------------     -------------------
Total                                1,490              $790,737,171              100.0%
========================        ==================     ===============     ===================

Column totals may not add to 100.0% due to rounding



                                 DISTRIBUTION BY MAXIMUM RATE

                                     NUMBER OF           TOTAL DOLLAR      SCHEDULED PRINCIPAL
MAXIMUM RATE                    MORTGAGE LOANS (#)        AMOUNT ($)           BALANCE (%)
------------------------        ------------------     ---------------     -------------------
8.50 - 8.99%                             2                  $798,821                0.1%
9.00 - 9.49%                            21                12,443,620                1.6
9.50 - 9.99%                           267               146,338,572               18.5
10.00 -10.49%                          921               488,234,093               61.7
10.50 -10.99%                          277               141,388,419               17.9
11.00 -11.49%                            2                 1,533,646                0.2
------------------------        ------------------     ---------------     -------------------
Total                                1,490              $790,737,171              100.0%
========================        ==================     ===============     ===================

Column totals may not add to 100.0% due to rounding


_____________________

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.